                                                                   EXHIBIT 10.33

                                                                  EXECUTION COPY
                                                                  --------------

               Amendment and Waiver No. 5 to the Loan Documents

          AMENDMENT AND WAIVER dated as of April 1, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999 and Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as the Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.

                                 Preliminary Statements

          (1) The Borrower has requested that the Required Lenders confirm their agreement made on a conference call held on the date of this Amendment and Waiver with the Borrower, the Agents and the Lender Parties (a) to amend Section 5.03(c) of the Credit Agreement to permit the Consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 1998 required to be delivered thereunder, and the reports, statements and other documentation of the independent public accountants of the Borrower required to be delivered together with such Consolidated financial statements, to be delivered to the Administrative Agent and the Lender Parties no later than April 15, 1999 and (b) to waive, solely for and during the period ending on April 15, 1999, the Events of Default under Section 6.01(c) of the Credit Agreement that have occurred and are continuing as a result of any Contingent Obligations of the Borrower incurred thereby prior to the Amendment No. 2 Effective Date which guarantee outstanding leasehold obligations of various Excluded Subsidiaries.

          (2) The Required Lenders hereby confirm their agreement to the amendment and the waiver described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto have agreed as follows:

          SECTION 1.  Amendment of Certain Provisions of the Credit Agreement.
                      -------------------------------------------------------
Section 5.03(c) of the Credit Agreement is, so long as the conditions set forth in Section 3 hereof have been satisfied, amended to delete the phrase "within 95 days after the end of each Fiscal Year" in the first and second lines thereof and to substitute therefor the following new language:

     "no later than April 15, 1999 in the case of the Fiscal Year ended December 31, 1998 and within 95 days after the end of each Fiscal Year in the case of each Fiscal Year thereafter".

          SECTION 2.  Conditional Waiver of Certain Provisions of the Credit
                      ------------------------------------------------------
Agreement.  Any and all Events of Default under Section 6.01(c) of the Credit
---------
Agreement that have occurred and are continuing as a result of any Contingent Obligations of the Borrower incurred thereby prior to the Amendment No. 2

Effective Date which guarantee outstanding leasehold obligations of various Excluded Subsidiaries are, so long as the conditions set forth in Section 3 hereof have been satisfied and solely for and during the period ending on April 15, 1999 (the "Waiver Termination Date"), waived by the Lender Parties. On the Waiver Termination Date, without any further action by or notice to or from any Agent or any Lender Party, all of the terms and provisions set forth in the Loan Documents with respect to the Events of Default under Section 6.01(c) of the Credit Agreement that are waived under this Section 2 and not modified or further waived prior to such time shall be and become in full force and effect, and the Agents and the other Guaranteed Parties shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any and all such Events of Default as though no waiver had been granted under this
Section 2.

          SECTION 3.  Conditions Precedent to the Effectiveness of this
                      -------------------------------------------------
Amendment and Waiver.  This Amendment and Waiver shall have become effective as
--------------------
of the date hereof so long as each of the following conditions precedent shall have been satisfied:

          (a) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date hereof, after giving effect to this Amendment and Waiver, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the date hereof, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the date hereof and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the date hereof).

          (b) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver, that constitutes a Default other than the Events of Default expressly waived under Section 2 hereof.

The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein and in the presentation of the Borrower to the Agents and the Lender Parties on the conference call held therewith on the date hereof regarding the terms of this Amendment and Waiver. This Amendment and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 4.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5.  Costs and Expenses.  The Borrower hereby agrees to pay,
                      ------------------
upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 6.  Execution in Counterparts.  This Amendment and Waiver may
                      -------------------------
be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

          SECTION 7.  Governing Law.  This Amendment and Waiver shall be
                      -------------
governed by, and construed in accordance with, the laws of the State of New
York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    MEDPARTNERS, INC.


                                    By______________________________
                                      Name:
                                      Title:


                                    THE ADMINISTRATIVE AGENT

                                    NATIONSBANK, N.A.


                                    By______________________________
                                      Name:
                                      Title:

                                    THE LENDER PARTIES

                                    NATIONSBANK, N.A., as a Lender,
                                    the Swing Line Bank and the Issuing Bank


                                    By______________________________
                                      Name:
                                      Title:


                                    AMSOUTH BANK


                                    By______________________________
                                      Name:
                                      Title:


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By______________________________
                                      Name:
                                      Title:


                                    THE CHASE MANHATTAN BANK


                                    By______________________________
                                      Name:
                                      Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By______________________________
                                      Name:
                                      Title:

                                    DEBT STRATEGIES FUND, INC.


                                    By______________________________
                                      Name:
                                      Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By______________________________
                                      Name:
                                      Title:


                                    FIRST UNION NATIONAL BANK


                                    By______________________________
                                      Name:
                                      Title:


                                    FLOATING RATE PORTFOLIO
                                     BY:  INVESCO Senior Secured Management,
                                          Inc., as attorney in fact


                                    By______________________________
                                      Name:
                                      Title:


                                    KZH HIGHLAND-2 LLC


                                    By______________________________
                                      Name:
                                      Title:

                                    MERRILL LYNCH, PIERCE, FENNER &
                                    SMITH INCORPORATED


                                    By______________________________
                                      Name:
                                      Title:


                                    MERRILL LYNCH DEBT STRATEGIES
                                    PORTFOLIO, INC.
                                     BY:  MERRILL LYNCH ASSET
                                          MANAGEMENT L.P., as Investment Advisor


                                    By______________________________
                                      Name:
                                      Title:


                                    MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES:  INCOME STRATEGIES PORTFOLIO
                                     BY:  MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                                          as Investment Advisor


                                    By______________________________
                                      Name:
                                      Title:


                                    ML CBO IV (CAYMAN) LTD.
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By______________________________
                                      Name:
                                      Title:

                                    ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                     BY:  PILGRIM INVESTMENTS, INC.,
                                          as Investment Manager


                                    By______________________________
                                      Name:
                                      Title:


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By______________________________
                                      Name:
                                      Title:


                                    PAM CAPITAL FUNDING, LP
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By______________________________
                                      Name:
                                      Title:


                                    PAMCO CAYMAN, LTD.
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By______________________________
                                      Name:
                                      Title:


                                    PILGRIM PRIME RATE TRUST
                                     BY:  PILGRIM INVESTMENTS, INC.,
                                          as Investment Manager


                                    By______________________________
                                      Name:
                                      Title:

                                    CITIBANK, N.A.


                                    By______________________________
                                      Name:
                                      Title:


                                    SCOTIABANC INC.


                                    By______________________________
                                      Name:
                                      Title:


                                    STEIN ROE & FARNHAM INCORPORATED,
                                     as Agent for KEYPORT LIFE INSURANCE
                                     COMPANY


                                    By______________________________
                                      Name:
                                      Title:


                                    TORONTO DOMINION (TEXAS), INC.


                                    By______________________________
                                      Name:
                                      Title:


                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By______________________________
                                      Name:
                                      Title:

                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By
                                      -------------------------------
                                      Name:
                                      Title:


                                    VAN KAMPEN CLO II, LIMITED
                                     BY:  VAN KAMPEN MANAGEMENT, INC.,
                                          as Collateral Manager


                                    By
                                      -------------------------------
                                      Name:
                                      Title:


                                    WACHOVIA BANK, N.A.


                                    By
                                      -------------------------------
                                      Name:
                                      Title:

                                    SRV-HIGHLAND, INC.


                                    By______________________________
                                      Name:
                                      Title:

                     Consent to Amendment and waiver No. 5
                             to the Loan Documents
                              As of April 1, 1999

          Reference is made to Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999 (the "Amendment and Waiver") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999 and Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation, the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

          Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "Subsidiaries Guarantee") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and Waiver and the performance of the Credit Agreement, as amended and otherwise modified thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment and Waiver, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and Waiver.

          This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    MEDGP, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    MEDPARTNERS ACQUISITION CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    MEDPARTNERS AVIATION, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    MEDPARTNERS EAST, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    GEORGIA MEDPARTNERS MANAGEMENT,
                                    INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    MEDPARTNERS-TEXAS, INC.


                                    By /s/ Michael Fitzgerald
                                      ---------------------------------
                                      Name: Michael Fitzgerald
                                      Title: President & CEO

                                    MEDPARTNERS INTEGRATED NETWORK-CHANDLER,
                                    INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    MEDPARTNERS PROFESSIONAL
                                    MANAGEMENT CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    ADS HEALTH MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    HEALTHWAYS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    BAY AREA PRACTICE MANAGEMENT
                                    GROUP, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary

                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    CHS MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    CAREMARK INTERNATIONAL INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    CAREMARK INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary

                                    By /s/ Leisa Kizer
                                      ---------------------------------
                                      Name: Leisa Kizer
                                      Title: Treasurer


                                    CAREMARK PHYSICIAN SERVICES OF TEXAS INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    PRESCRIPTION HEALTH SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    STRATEGIC HEALTHCARE MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    CAREMARK INTERNATIONAL HOLDINGS INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    MEDPARTNERS PHYSICIAN SERVICES INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    CAREMARK RESOURCES CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    FRIENDLY HILLS HEALTHCARE
                                    NETWORK INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    NORTH SUBURBAN CLINIC LTD.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    INPHYNET MEDICAL MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    INPHYNET ADMINISTRATIVE SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    INPHYNET MANAGED CARE, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    ACUTE CARE MEDICAL MANAGEMENT, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    BGS HEALTHCARE, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    HEALTH SERVICES OF PEMBROKE LAKES, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    HOME HEALTH AGENCY OF GREATER MIAMI, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary

                                    MEDPARTNERS MEDICAL MANAGEMENT, INC.
                                    (Formerly know as INPHYNET MANAGED CARE
                                    CONTRACTING SERVICES, INC.)


                                    By /s/ Sara J. Finley
                                      ----------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    INPHYNET MANAGED CARE CONTRACTING SERVICES
                                    OF CENTURY VILLAGE, INC.


                                    By /s/ Sara J. Finley
                                      ----------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    INPHYNET MANAGED CARE OF SOUTH BROWARD, INC.


                                    By /s/ Sara J. Finley
                                      ----------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    INPHYNET MEDICAL MANAGEMENT OF OHIO, INC.


                                    By /s/ Sara J. Finley
                                      ----------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary

                                    SACHS, MORRIS & SKLAVER, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    LFMG, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    PACIFIC MEDICAL GROUP, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    PACIFIC PHYSICIAN SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PPS EAST, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    PPS NORTH CAROLINA MEDICAL
                                    MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PPS RIVERSIDE DIVISION ACQUISITION
                                    AND MANAGEMENT CORP. I


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PPS VALLEY MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    PPS INDEMNITY, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PACIFIC PHYSICIAN SERVICES
                                    ARIZONA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    PACIFIC PHYSICIAN SERVICES
                                    NEVADA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PHYSICIANS' HOSPITAL MANAGEMENT
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    RELIANT HEALTHCARE SYSTEMS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    MEDPARTNERS/TALBERT MEDICAL
                                    MANAGEMENT CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    TALBERT MEDICAL MANAGEMENT
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    TALBERT HEALTH SERVICES
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    MEDPARTNERS ADMINISTRATION, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             MedGP, Inc.


                                    MEDPARTNERS PHYSICIAN MANAGEMENT, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             MedGP, Inc.


                                    MEDOHIO, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                             MedPartners Acquisition Corporation

                                    MEDTEN, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                             MedPartners Acquisition Corporation


                                    MEDTEX, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                             MedPartners Acquisition Corporation


                                    MEDPARTNERS PHYSICIAN SERVICES OF ILLINOIS
                                    L.L.C.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             North Suburban Clinic, Ltd.

                                    CERRITOS INVESTMENT GROUP


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Executive Vice President & Chief
                                             Financial Officer of MedPartners,
                                             Inc.

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Corporate Secretary of
                                             MedPartners, Inc.

                                    CERRITOS INVESTMENT GROUP II


                                    By /s/ James H. Dickerson, Jr.
                                      --------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Executive Vice President & Chief
                                             Financial Officer of MedPartners,
                                             Inc.

                                    By /s/ Sara J. Finley
                                      --------------------------------
                                      Name: Sara J. Finley
                                      Title: Corporate Secretary of
                                             MedPartners, Inc.


                                    FAMILY MEDICAL CENTER


                                    By /s/ Sara J. Finley
                                      --------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary of
                                             Pacific Medical Group, Inc.

                                    5000 AIRPORT PLAZA, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      --------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Executive Vice President & Chief
                                             Financial Officer of MedPartners,
                                             Inc.

                                    By /s/ Sara J. Finley
                                      --------------------------------
                                      Name: Sara J. Finley
                                      Title: Corporate Secretary of
                                             MedPartners, Inc.


                                    KS-PSI OF TEXAS L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      --------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             Caremark Physician Services
                                             of Texas, Inc.